Indenture of Trust

                    Dated as of December 15, 1993

                               Between

                       Care Enterprises, Inc.

                                 And
         State Street Bank and Trust Company of Connecticut,
                        National Association,

                        as Indenture Trustee



                          Table of Contents

SECTION                      HEADING                     PAGE

Parties                                                        1

Recitals                                                       1

Section 1.      Definitions                                    2
   Section 1.1.    Generally                                   2
   Section 1.2.    Defined Terms                               2

Section 2.      Execution, Payment, Registration, Etc.
                of Notes                                       5
   Section 2.1.    Execution of Notes                          5
   Section 2.2.    Payment of Notes                            5
   Section 2.3.    Form of Notes; the Register                 6
   Section 2.4.    Transfers and Exchanges of Notes; Lost or
                   Mutilated Notes                             6
   Section 2.5.    The New Notes                               7
   Section 2.6.    Cancellation of Notes                       8
   Section 2.7.    Indenture Trustee as Agent                  8
   Section 2.8.    Ownership                                   8

Section 3.      Covenants and Warranties of the Company        8
   Section 3.1.    Further Assurances                          9
   Section 3.2.    Payment of Notes                            9
   Section 3.3.    Note Agreement and Mortgage Covenants       9
   Section 3.4.    After-Acquired Property                     9

Section 4.        Possession, Use and Release of Property;
                  Maintenance of Collateral Value              9
   Section 4.1.    Possession of Collateral                    9
   Section 4.2.    Reduction of Collateral                     9
   Section 4.3.    Full Release of Collateral with
                   Consent of Holders                          10

Section 5.      Prepayment of Notes                            10
   Section 5.1.    Required Prepayments                        10
   Section 5.2.    Optional Prepayment with Premium            11
   Section 5.3.    Notice of Optional Prepayments              11
   Section 5.4.    Prepayment from Insurance Proceeds or
                   Condemnation Awards                         11
   Section 5.5.    Prepayment upon Change of Control           12
   Section 5.6.    Application of Prepayments                  14

Section 6.      Events of Default and Remedies Therefor        14
   Section 6.1.    Events of Default                           14
   Section 6.2.    Notice of Default                           16
   Section 6.3.    Acceleration of Maturities                  16
   Section 6.4.    Rescission of Acceleration                  16
   Section 6.5.    Indenture Trustee's Rights                  17
   Section 6.6.    Acceleration Clause                         17
   Section 6.7.    Waiver by Company                           17
   Section 6.8.    Effect of Sale                              18
   Section 6.9.    Application of Sale and Other Proceeds      18
   Section 6.10.   Discontinuance of Remedies                  19
   Section 6.11.   Cumulative Remedies                         19

Section 7.      The Indenture Trustee                          19
   Section 7.1.    Duties of Indenture Trustee                 19
   Section 7.2.    Indenture Trustee's Liability               20
   Section 7.3.    No Responsibility of Indenture Trustee
                   for Recitals                                21
   Section 7.4.    Compensation and Expenses of Trustees;
                   Certain Limitations on Indenture
                   Trustee's Rights to Compensation and
                   Indemnification                             22
   Section 7.5.    Status of Moneys Received                   22
   Section 7.6.    Resignation of Indenture Trustee            23
   Section 7.7.    Removal of Indenture Trustee                23
   Section 7.8.    Appointment of Successor Indenture Trustee  23
   Section 7.9.    Succession of Successor Indenture Trustee   24
   Section 7.10.   Eligibility of Indenture Trustee            24
   Section 7.11.   Successor Indenture Trustee by Merger       25
   Section 7.12.   Co-Trustees                                 25

Section 8.      Supplements; Waivers; Consents                 26
   Section 8.1.    Supplemental Indentures without Holder
                   Consent                                     26
   Section 8.2.    Waivers and Consents by Holders;
                   Supplemental Indentures with
                   Holders' Consent                            26
   Section 8.3.    Solicitation of Holders                     27
   Section 8.4.    Effect of Supplement or Waiver              27
   Section 8.5.    Notice of Supplements                       27
   Section 8.6.    Opinion of Counsel Conclusive
                   as to Supplements                           27

Section 9.      Miscellaneous                                  27
   Section 9.1.    Successors and Assigns                      27
   Section 9.2.    Severability                                28
   Section 9.3.    Communications                              28
   Section 9.4.    Release                                     28
   Section 9.5.    Counterparts                                28
   Section 9.6.    Governing Law                               29
   Section 9.7.    Submission to Jurisdiction                  29
   Section 9.8.    Headings                                    29
   Section 9.9.    Effective Date                              29

Signature                                                      30

Attachments to Indenture of Trust:

Annex I    -  Form of Notes
Annex II   -  Control Group Members
Annex III  -  Form of Indenture Trustee Parent Guarantee


                            INDENTURE OF TRUST

     Indenture of Trust (the "Indenture") dated as of December 15, 1993, between Care Enterprises, Inc., a Delaware corporation (the "Company") and State Street Bank and Trust
Company of Connecticut, National Association, a national banking association (the "Indenture Trustee").

                              RECITALS:

     A. The capitalized terms used in this Indenture shall have the respective meanings specified in Section 1 unless otherwise herein defined or the context hereof shall otherwise require.

     B. The Company has entered into the Note Agreement providing for the commitments of the Purchasers to purchase the 8.10% Senior Secured Notes due December 15, 2000 of the Company in an aggregate principal amount of $30,000,000. The Notes are to be dated the date of issue, to bear interest at the rate of 8.10% per annum prior to maturity, payable semiannually on the fifteenth day of each June and December in each year (commencing June 15, 1994), to mature on December 15, 2000, and are to be otherwise substantially in the form attached hereto as Annex I.

     C. The proceeds of the Notes are to be applied by the Company as contemplated by the Note Agreement.

     D. All of the requirements of law have been fully complied with and all other acts and things necessary to make this Indenture a valid, binding and legal instrument to secure the Secured Indebtedness have been done and performed.

     Now, therefore, in consideration of the premises and other good and valuable consideration, receipt whereof is hereby acknowledged, and intending to be legally bound, and in order to secure the payment of the principal of and interest and premium, if any, on all Notes at any time outstanding hereunder according to their tenor and effect, and to secure the payment of all other Secured Indebtedness and the performance and observance of all the covenants and conditions contained in the Notes, this Indenture, the Mortgages and the Note Agreement, and to declare the terms and conditions upon which the Notes will be secured, authenticated, issued, transferred and exchanged, and upon which the trust hereof is to be administered by the Indenture Trustee;

     The Indenture Trustee does hereby declare that it will hold in trust for the benefit of the Holders all the right, title and interest in and to the Mortgages, together with all right, title and interest thereby granted, conveyed, mortgaged or assigned and all proceeds and avails thereof (the "Collateral");

     To have and to hold all and singular the Collateral, whether now owned or held or hereafter acquired, unto the Indenture
Trustee, its successors in trust and assigns, forever;

     In trust nevertheless, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future Holders hereunder from and after the issuance of the Notes, without preference, priority or distinction of any Note over any other Note by reason of priority of time of issue, sale, negotiation or otherwise for any cause whatsoever; and for the enforcement of the payment of the principal of, premium, if any, and interest on the Notes in accordance with their terms and all other sums payable under this Indenture or on the Notes, and the observance and performance of the provisions of, the Note Agreement, the Mortgages and this Indenture, all as herein provided;

     It is hereby covenanted, declared and agreed, that the Notes are to be issued, authenticated, delivered and secured, and that the Collateral is to be held, dealt with and disposed of by the Indenture Trustee, upon and subject to the provisions of this Indenture.

Section 1. Definitions.

     Section 1.1. Generally. References to agreements shall, unless the context otherwise requires, be deemed to mean and include such agreements as the same may be amended and supplemented from time to time and references to any Person shall include the successors and assigns of such Person.

     Section 1.2. Defined Terms.

     "Appraisal" shall mean a full and narrative written opinion of fair market value of one or more Mortgaged Facilities made by Valuation Counselors Group, Inc. or any other independent appraiser acceptable to the Holders, in accordance with the standards of the professional appraisal society of which such company is a member, and which Appraisal shall include the income and comparable sales approaches to value.

     "Appraisal Notice" shall have the meaning set forth in
Section 4.2(a).

     "Business Day" shall have the meaning set forth in the Note
Agreement.

     "Collateral" shall have the meaning specified in the declaration of trust in the Recitals of this Indenture.

     "Company" shall have the meaning specified in the introductory paragraph of this Indenture.

     "Debt for Borrowed Money" shall have the meaning set forth in the Note Agreement.

     "Default" shall mean any event or condition the occurrence of which would with the giving of notice, or the lapse of time, or both constitute an Event of Default.

     "Event of Default" shall have the meaning specified in
Section 6.1.

     "Event of Loss" with respect to any Mortgaged Facility shall mean the condemnation, loss or destruction of such Mortgaged Facility or a material portion thereof, which shall include damage to an extent rendering repair or replacement impractical or uneconomical, or any other event which shall render such Mortgaged Facility permanently unfit for normal use.

     "Event of Loss Notice" shall have the meaning specified in
Section 5.4(a).

     "Event of Loss Payment Date" shall have the meaning specified in Section 5.4(d).

     "Guaranty Agreement" shall have the meaning set forth in the Note Agreement.

     "Holder" shall have the meaning set forth in the Note
Agreement.

     "Institutional Holder" shall have the meaning set forth in the Note Agreement.

     "Lien" shall have the meaning set forth in the Note
Agreement.

     "Make-Whole Amount" shall mean in connection with any prepayment (other than in connection with Section 5.4) or acceleration of the Notes the excess, if any, of (i) the aggregate present value as of the date of such prepayment of each dollar of principal being prepaid (taking into account the application of such prepayment required by Section 5.1) and the amount of interest (exclusive of interest accrued to the date of prepayment) that would have been payable in respect of each such dollar if such prepayment had not been made, determined by discounting semi-annually such amounts at the Reinvestment Rate from the respective dates on which they would have been payable, over (ii) 100% of the principal amount of the outstanding Notes being prepaid. If the Reinvestment Rate is equal to or higher than 8.10%, the Make-Whole Amount shall be zero. For purposes of any determination of the Make-Whole Amount:

           "Reinvestment Rate" shall mean 0.50%, plus the yield to maturity of the United States Treasury obligations with a maturity (as compiled by and published on Telerate Page 5 or its successor not more than five business days immediately preceding the payment date) most nearly equal to the remaining Weighted Average Life to Maturity of the principal being prepaid (taking into account the application of each prepayment required by Section 5.1). If such rate shall not have been so published, the Reinvestment Rate in respect of such payment date shall mean the mean of the yields to maturity of United States Treasury obligations (as compiled by and published in the United States Federal Reserve Bulletin or its successor publication for each of the two weeks immediately preceding the payment date) with a constant maturity most nearly equal to the Weighted Average Life to Maturity of the principal being prepaid (taking into account the application of each prepayment required by Section 5.1). If no maturity exactly corresponding to the Weighted Average Life to Maturity shall appear therein, yields for the next longer and the next shorter published maturities shall be calculated pursuant to the foregoing sentence and the Reinvestment Rate shall be interpolated from such yields on a straight-line basis
(rounding to the nearest month). If such rates shall not have been so published, the Reinvestment Rate in respect of such determination date shall be calculated pursuant to the next preceding sentence on the basis of the arithmetic mean of the arithmetic means of the secondary market ask rates, as of approximately 3:30 P.M., New York City time, on the last business days of each of the two weeks preceding the payment date, for the actively traded U.S. Treasury security or securities with a maturity or maturities most closely corresponding to the remaining Weighted Average Life to Maturity, as reported by three primary United States
Government securities dealers in New York City of national standing selected in good faith by the Company.

           "Weighted Average Life to Maturity" of the principal amount of the Notes being prepaid shall mean, as of the time of any determination thereof, the number of years obtained by dividing the then Remaining Dollar-Years of such principal by the aggregate amount of such principal. The term "Remaining Dollar-Years" of such principal shall mean the amount obtained by (i) multiplying (x) the remainder of (1) the amount of principal that would have become due on each scheduled payment date if such prepayment had not been made, less (2) the amount of principal on the Notes scheduled to become due on such date after giving effect to such prepayment and the application thereof in accordance with the provisions of Section 5.1, by (y) the number of years (calculated to the nearest one-twelfth) which will elapse between the date of determination and such scheduled payment date, and (ii) totalling the products obtained in (i).

     "Mortgaged Facility" shall have the meaning set forth in the Note Agreement.

     "Mortgages" shall mean those certain Mortgage and Security
Agreements and those certain Deeds of Trust and Security
Agreements each dated as of December 15, 1993, from the Company to the Indenture Trustee.

     "Original Appraisal Value" shall mean the appraisal value of each Mortgaged Facility set forth in the Appraisal of such Mortgaged Facility delivered prior to the Closing Date.

     "Note Agreement" shall mean the Note Agreement, dated as of December 15, 1993 between the Company and the Purchasers named therein.

     "Notes" shall mean the 8.10% Senior Secured Notes due
December 15, 2000 of the Company issued under and pursuant to the Indenture.

     "Officer's Certificate" shall mean a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer or an Assistant Treasurer of any corporation, a general partner of any partnership or the trustee of any trust.

     "Person" shall have the meaning set forth in the Note
Agreement.

     "Purchaser" shall have the meaning set forth in the Note
Agreement.

     "Put Notice" shall have the meaning specified in Section
5.4(b).

     "Register" shall have the meaning set forth in Section 2.3.

     "Release Date" shall have the meaning set forth in Section
4.2(a).

     "Restricted Subsidiary" shall have the meaning set forth in the Note Agreement.

     "Secured Indebtedness" shall mean the outstanding Notes and all principal thereof and interest thereon and premium, if any, and all additional amounts and other sums at any time due and owing from, or required to be paid by, the Company under the terms of the outstanding Notes, the Note Agreement, the Mortgages or the Indenture.

     "Security" shall have the meaning set forth in the Note
Agreement.

Section 2. Execution, Payment, Registration, Etc. of Notes.

     Section 2.1. Execution of Notes. (a) The Notes shall be signed on behalf of the Company by any person who, at the date of the actual execution of such Note, shall be an authorized officer of the Company. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth in Annex I hereto shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Indenture Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. The authentication by the Indenture Trustee of any
Note issued hereunder shall not be construed as a representation or warranty by the Indenture Trustee as to the validity or security of this Indenture or of such Note, and the Indenture Trustee shall in no respect be liable or answerable for the use made of such Note or the proceeds thereof. The Indenture Trustee shall, upon presentation to it of Notes duly executed on behalf of the Company, authenticate such Notes upon the written request of the Company so to do and shall thereupon deliver such Notes to or upon the written order of the Company signed by a duly authorized officer of the Company.

     (b) The aggregate principal amount of the Notes to be issued hereunder shall not exceed $30,000,000, except as provided in Section 2.4(a) or (d).

     Section 2.2. Payment of Notes. (a) The principal of, premium, if any, and interest on the Notes shall be payable to the Indenture Trustee at the Indenture Trustee's account number 99003147 at State Street Bank and Trust Company, Boston, Massachusetts, ABA No. 011-00-0028, Attention: Hartford Group,
Reference: Care Enterprises, Inc. or to such other account of the Indenture Trustee as it shall designate (or if State Street Bank and Trust Company of Connecticut, National Association is not the Indenture Trustee, at the principal corporate trust office of the Indenture Trustee), in lawful money of the United States of America, not later than 11:00 A.M. Boston, Massachusetts time on the date such payment is due.
Payment of principal and interest on the Notes shall be made only upon presentation of such Notes to the Indenture Trustee for notation thereon of the amount of such payment. Any payment or prepayment of amounts due on the Note in accordance with the terms thereof and hereof which is due on a date which is not a Business Day shall be payable on the next following Business Day without penalty or interest.

     (b)   Notwithstanding the foregoing provisions of paragraph
(a) of this Section 2.2, upon written notice from any Holder which is a Purchaser or an Institutional Holder or its nominee given not less than 30 days prior to the payment or prepayment of the Notes (and Section 7.2 of the Note Agreement shall constitute such written notice in the case of the Purchasers), the Indenture Trustee will cause all payments and prepayments of the principal of, and interest and premium, if any, on the Notes held by such Holder or its nominee to be made to any bank in the continental United States as shall be specified in such notice (and Schedule II of the Note Agreement shall constitute such specification in the case of the Purchasers until such Purchasers shall specify other instructions in writing to the Indenture Trustee) by wire transfer of immediately available Federal Reserve funds to such bank, on each such date such payment or prepayment is due; provided that such bank has facilities for the receipt of a wire transfer. The Indenture Trustee will transmit or cause to be transmitted any such wire transfer not later than 11:00 A.M., Boston, Massachusetts time on each such date payment or prepayment is due, provided that funds therefor have been received by the Indenture Trustee in cash or in solvent credits acceptable to it and such funds have been received by the Indenture Trustee by 9:00 A.M., Boston, Massachusetts time, or if not so received promptly upon receipt. Each Holder (or person for whom such Holder is a nominee) shall, before selling, transferring or otherwise disposing of such Note, present such Note to the Indenture Trustee for transfer and notation as provided in Sections 2.4 and 2.5.

     Section 2.3. Form of Notes; the Register. The Notes shall be issuable as fully registered Notes in the form attached hereto as Annex I. The Company shall cause to be kept at the principal office of the Indenture Trustee a register for the registration and transfer of the Notes (herein called the "Register"). The names and addresses of the Holders, the transfers of the Notes and the names and addresses of the transferees of all Notes shall be registered in the Register.

     Section 2.4. Transfers and Exchanges of Notes; Lost or Mutilated Notes. (a) The Holder may transfer such Note upon the surrender thereof at the principal office of the Indenture Trustee. Thereupon, the Company shall execute in the name of the transferee a new Note or Notes in aggregate principal amount equal to the original principal amount of the Note so surrendered (or in the event of a transfer of a portion of the principal amount of the Note held by such Holder, the Company shall execute in the name of the transferee and such Holder, new Notes in the principal amounts specified by such Holder which shall aggregate to the original principal amount of the Note so surrendered), and the Indenture Trustee shall authenticate and deliver such new Note or Notes to such transferee and, if appropriate, such Holder. The Indenture Trustee shall provide the Company with prompt written notice of any such transfer.

     (b) All Notes presented or surrendered for transfer shall be accompanied (if so required by the Company or by the Indenture Trustee) by a written instrument or instruments of assignment or transfer, in form reasonably satisfactory to the Indenture Trustee, duly executed by the Holder or by its attorney duly authorized in writing. The Company and the Indenture Trustee shall not be required to make a transfer or an exchange of any Note for a period of ten days preceding any payment date with respect thereto.

     (c) No notarial seal shall be necessary for the transfer or exchange of any Note pursuant to this Section 2.4, and the Holder of any Note issued as provided in this Section 2.4 shall be entitled to any and all rights and privileges granted under this Indenture to a Holder.


     (d) In case any Note shall become mutilated or be destroyed, lost or stolen, the Company, upon the written request of the Holder thereof, shall execute and the Indenture Trustee shall authenticate and deliver a new Note in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. Except as hereinafter provided, the applicant for a substituted Note shall furnish to the Company and to the Indenture Trustee such security or indemnity as may be reasonably required by them to save each of them harmless from all risks, and the applicant shall also furnish to the Company and to the Indenture Trustee evidence to their reasonable satisfaction of the mutilation, destruction, loss or theft of the applicant's Note and of the ownership thereof. In case any Note which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated
Note), if the applicant for such payment shall furnish to the Company and to the Indenture Trustee such security or indemnity as they may reasonably require to save them harmless, and shall evidence to the reasonable satisfaction of the Company and the Indenture Trustee the mutilation, destruction, loss or theft of such Note and the ownership thereof. If an original Purchaser or its nominee is the owner of any mutilated, destroyed, lost or stolen Note, then the affidavit of such original Purchaser's President, Vice President, Assistant Vice President, Cashier, Treasurer, Assistant Treasurer, Assistant Cashier, Secretary or Assistant Secretary in form reasonably satisfactory to the Company and the Indenture Trustee setting forth the fact of destruction, loss or theft and such Purchaser's ownership of the Note at the time of such mutilation, destruction, loss or theft shall be accepted as satisfactory evidence thereof and no indemnity shall be required as a condition to execution and delivery of a new Note other than the written agreement of such Purchaser, in form reasonably satisfactory to the Company and the Indenture Trustee, to indemnify the Company and the Indenture Trustee.

     Section 2.5. The New Notes. (a) Each new Note (a "New Note") issued pursuant to Section 2.4(a) or (d) in exchange for or in substitution or in lieu of an outstanding Note (an "Old Note") shall be dated the date of such Old Note. The Indenture Trustee shall mark on each New Note (i) the date to which principal and interest have been paid on such Old Note, and (ii) all payments and prepayments of principal previously made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date on which interest shall have been paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (ii) above, shall be deemed, absent manifest error, to have been made thereon.

     (b) Upon the issuance of a New Note pursuant to Section 2.4(a) or (d), the Company may require the payment of a sum to reimburse it for, or to provide it with funds for, the payment of any tax or other governmental charge or any other charges and expenses connected therewith which are paid or payable by the Company.

     (c) All New Notes issued pursuant to Section 2.4(a) or (d) in exchange for or in substitution or in lieu of Old Notes shall be valid obligations of the Company evidencing the same debt as the Old Notes and shall be entitled to the benefits and security of this Indenture and the Mortgages to the same extent as the Old Notes.

     (d) Upon the issuance of any Note pursuant to this Indenture, the Indenture Trustee shall deliver to the Holder thereof an amortization schedule with respect to such Note setting forth the amount of the mandatory prepayments to be made on such Note after the date of issuance thereof and the unpaid principal balance of such Note after each such prepayment.

     Section 2.6. Cancellation of Notes. All Notes surrendered for the purpose of payment, redemption, transfer or exchange shall be delivered to the Indenture Trustee for cancellation and shall be cancelled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. The Indenture Trustee shall deliver a certificate to the Company specifying any cancellation of Notes which has been made. All such cancelled Notes shall be held by the Indenture Trustee until this Indenture shall have been discharged, at which time the Indenture Trustee shall either deliver such cancelled Notes in a manner necessary to effect the discharge and release of this Indenture or, if no such delivery is necessary, such Notes shall be delivered to or disposed of as directed by the Company.

     Section 2.7. Indenture Trustee as Agent. The Indenture Trustee is hereby appointed the agent of the Company for the payment, registration, transfer and exchange of Notes. Subject to the provisions of Section 2.2, Notes may be presented for payment at, and notices or demands with respect to the Notes or this Indenture may be served or made at, the principal office of the Indenture Trustee.

     Section 2.8. Ownership. The Person in whose name any Note shall be registered shall be deemed and treated as the owner thereof for all purposes of this Indenture and neither the Company nor the Indenture Trustee shall be affected by any notice to the contrary. Payment of or on account of the principal of, premium, if any, and interest on such Note shall be made only to or upon the order in writing of such registered owner. For the purpose of any request, direction or consent hereunder, the Company and the Indenture Trustee may deem and treat the registered owner of any Note as the owner and holder thereof without production of such Note.

Section 3. Covenants and Warranties of the Company.

     The Company, hereby covenants, warrants and agrees for the benefit of the Indenture Trustee and the Holders as follows:

     Section 3.1. Further Assurances. The Company agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Company, will promptly and duly execute and deliver any and all such further instruments and documents as the Indenture Trustee may reasonably deem desirable in obtaining the full benefit of the security intended to be afforded hereby and of the rights and powers herein granted.

     Section 3.2. Payment of Notes. The Company will duly and punctually pay the principal of, premium, if any, and interest on, each and every Note, at the dates and the places and in the manner mentioned in the Notes, in this Indenture and in the Note Agreement, according to the true intent and meaning thereof and hereof.

     Section 3.3. Note Agreement and Mortgage Covenants. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Note Agreement and the Mortgages, and in each and every supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Note Agreement and each Mortgage were fully set out in an amendment or supplement to this Indenture; and the Company does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Note Agreement and the Mortgages as so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreements so incorporated herein by reference were set out and repeated herein at length.

     Section 3.4. After-Acquired Property. Any and all property described or referred to in this Indenture or any Mortgage and by the terms hereof or thereto is to be subjected to the lien and security interest of this Indenture or any Mortgage which is hereafter acquired by the Company shall ipso facto, and without any further conveyance, assignment or act on the part of the Company or the Indenture Trustee, become and be subject to the lien and security hereof and thereof as fully and completely as though specifically described herein, but nothing in this Section
3.4 contained shall be deemed to modify or change the obligation of the Company under Section 3.1.

     Section 4. Possession, Use and Release of Property;
Maintenance of Collateral Value.

     Section 4.1. Possession of Collateral. So long as no Event of Default has occurred and is continuing, the Company shall be suffered and permitted to remain in full possession, enjoyment and control of the Collateral and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, that the possession, enjoyment, control and use thereof shall at all times be subject to the observance and performance of the terms of this Indenture and the Mortgages.

     Section 4.2. Reduction of Collateral. (a) The Company may obtain the release of the Lien on a Mortgaged Facility upon delivery not less than 60 days prior to the date of release (the "Release Date") of a certificate to the Indenture Trustee and each of the Holders of the Notes (i) certifying that no Default or Event of Default has occurred and is continuing, (ii) identifying the Mortgaged Facility the Company is seeking to have released (the "Specified Facility"), (iii) stating the aggregate outstanding principal amount of the Notes, (iv) stating the Original Appraisal Value of the remaining Mortgaged Facilities after giving effect to the release of the Specified Facility as a percentage of the aggregate principal amount of the outstanding Notes (which shall not be less than 145% as of the Release Date) and (v) setting forth the Release Date. The Holders holding not less than 66-2/3% of the Notes may give written notice (an "Appraisal Notice") to the Company within 30 days of receipt of such certificate to the effect that such Holders have made a determination in good faith that there may have been a decline in the value of the Mortgaged Facilities since the most recent Appraisal thereof and such Holders require that an Appraisal of each of the remaining Mortgaged Facilities be conducted by an independent appraiser acceptable to such Holders and the Company. If no Appraisal Notice has been so delivered and no Default or Event of Default has occurred and is continuing on the Release Date, the Indenture Trustee shall release the Lien on the Specified Facility on the Release Date. If an Appraisal Notice is so delivered, the Company shall obtain preliminary Appraisals satisfactory in scope, form and substance to the Holders holding 66-2/3% of the Notes no less than 10 days prior to the scheduled Release Date. If such Appraisals indicate that the value of the remaining Mortgaged Properties is not less than 145% of the aggregate principal amount of the outstanding Notes calculated as of the Release Date, such Holders shall instruct the Indenture Trustee to release the Lien on the Specified Facility on the Release Date, provided that no Default or Event of Default shall have occurred and be continuing on such Release Date.

     (b) In the event that the lien on a Mortgaged Facility is released pursuant to this Section 4.2, the Company will pay all reasonable expenses and fees incurred by the Indenture Trustee in connection therewith. The Company shall pay all expenses incurred in connection with any Appraisals obtained pursuant to paragraph (a) of this Section 4.2.

     Section 4.3. Full Release of Collateral with Consent of Holders. In addition to the release pursuant to Section 4.2, the Company may sell or otherwise dispose of all or any part of the Collateral then subject to the lien of this Indenture, and the Indenture Trustee shall release the same from the lien and security interest hereof, to the extent and on the terms and upon compliance with the conditions provided for in any written consent given thereto at any time or from time to time by all Holders of Secured Indebtedness.

Section 5. Prepayment of Notes.

     Section 5.1. Required Prepayments. The Company agrees that on January 15 in each year, commencing 1997 and ending 2000, both inclusive, it will prepay and apply and there shall become due and payable on the principal indebtedness evidenced by the Notes an amount equal to the lesser of (i) $6,000,000 or (ii) the principal amount of the Notes then outstanding. The entire remaining principal amount of the Notes shall become due and payable on December 15, 2000. No premium shall be payable in connection with any required prepayment made pursuant to this
Section 5.1. For purposes of this Section 5.1, any prepayment of less than all of the outstanding
Notes pursuant to Section 5.2 shall be deemed to be applied first, to the amount of principal scheduled to remain unpaid until December 15, 2000, and then to the remaining scheduled principal payments in inverse chronological order and any prepayment of less than all of the outstanding Notes pursuant to
Section 5.4 or Section 5.5 shall be applied to reduce the principal amount required to be prepaid on January 15 in each subsequent year including January 15, 2000 and on December 15, 2000 in the same proportion as the principal amount of the Notes outstanding immediately prior to such prepayment has been reduced by such prepayment.

     Section 5.2. Optional Prepayment with Premium. In addition to the payments required by Section 5.1, upon compliance with
Section 5.3 the Company shall have the privilege, at any time and from time to time, of prepaying the outstanding Notes, either in whole or in part (but if in part then in a minimum principal amount of $1,000,000 or any increment of $100,000 in excess thereof) by payment of the principal amount of the Notes, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, together with a premium equal to the Make-Whole Amount, determined as of five Business Days prior to the date of such prepayment pursuant to this Section 5.2.

     Section 5.3. Notice of Optional Prepayments. The Company will give notice of any prepayment of the Notes pursuant to
Section 5.2 to each Holder thereof not less than 15 days nor more than 60 days before the date fixed for such optional prepayment specifying (i) such date, (ii) the principal amount of the Holder's Notes to be prepaid on such date, (iii) that a premium equal to the Make-Whole Amount may be payable, (iv) the date when such premium will be calculated, (v) the estimated premium, and
(vi) the accrued interest applicable to the prepayment. Notice of prepayment having been so given, such notice shall be irrevocable from and after the tenth day prior to the prepayment date specified in such notice and the aggregate principal amount of the Notes specified in such notice, together with accrued interest thereon and the premium, if any, equal to the Make-Whole Amount payable with respect thereto shall become due and payable on the prepayment date specified in said notice. Not later than two Business Days prior to the prepayment date specified in such notice, the Company shall provide each Holder written notice of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Make-Whole Amount.

     Section 5.4. Prepayment from Insurance Proceeds or Condemnation Awards. (a) In the event that an Event of Loss shall occur, the Company will give written notice (an "Event of Loss Notice") of such fact to all Holders within 10 days of receipt of insurance proceeds or condemnation awards in connection with such occurrence. The Event of Loss Notice shall (i) state that an Event of Loss has occurred, (ii) identify the Mortgaged Facility with respect to which such Event of Loss has occurred and describe the facts and circumstances of such Event of Loss in reasonable detail, (iii) state the amount of insurance proceeds or condemnation awards received in connection with the Event of Loss, (iv) state that the occurrence of such Event of Loss entitles each Holder to receive a prepayment of the Notes held by such Holder from such insurance proceeds and (v) state when such Holder must respond to such Event of Loss Notice pursuant to Section 5.4(b) in order to receive such prepayment.

     (b) Upon the receipt of such Event of Loss Notice, each Holder shall have the privilege, upon written notice (the "Put Notice") given to the Company and the Indenture Trustee within 30 days of receipt of the Event of Loss Notice, of accepting the prepayment of the Notes held by such Holder. Promptly upon receipt of a Put Notice from any Holder, the Indenture Trustee will provide a copy thereof to each other Holder. Not later than ten days prior to the Event of Loss Payment Date, the Company will give written notice to each Holder that has delivered a Put Notice, which notice from the Company shall specify (i) the Event of Loss Payment Date and (ii) the principal of, and accrued interest on, such Holder's Notes to be prepaid thereby. The Company covenants and agrees to apply the entire amount of insurance proceeds or condemnation awards received in connection with such Event of Loss to the prepayment on the Event of Loss Payment Date of a ratable portion of the Notes held by each Holder that has given a Put Notice to the Company. In the event that an Event of Loss Notice is given to any Holder and such Holder fails to provide a Put Notice within 30 days thereafter, the Notes held by such Holder shall not become due and payable as a result of such Event of Loss.

    (c)   All prepayments on the Notes pursuant to this Section
5.4 shall be made by the pro rata payment of the principal amount remaining unpaid on Notes, and interest accrued thereon, held by each Holder which delivered a Put Notice. No premium shall be payable in connection with any prepayment made pursuant to this
Section 5.4.

     (d) As used herein the term "Event of Loss Payment Date" with respect to any Put Notice delivered with respect to an Event of Default shall mean the forty-fifth day after delivery of such Event of Loss Notice.

     Section 5.5. Prepayment upon Change of Control. (a) In the event any Responsible Officer of the Company has knowledge of a Change of Control (as defined in paragraph (d) of this Section 5.5) or an impending Change of Control, the Company will give written notice (a "Change of Control Notice") of such fact to all Holders at least 45 days prior to the occurrence of such Change of Control; provided, however, that if no Responsible Officer of the Company shall then have knowledge of such fact, such Change of Control Notice shall be delivered promptly upon a Responsible Officer of the Company obtaining such knowledge, but in no event later than three Business Days after the date of occurrence of the Change of Control. The Change of Control Notice shall (i) state that a Change of Control may occur or has occurred, (ii) describe the facts and circumstances of such Change of Control in reasonable detail, (iii) state that the occurrence of such Change of Control entitles each Holder to declare the Notes held by such Holder to be due and payable pursuant to this Section 5.5, (iv) state that a premium equal to the Make-Whole Amount may be payable and the date the premium will be calculated and (v) state when such Holder must respond to such Change of Control Notice pursuant to Section 5.5(b) in order to make such declaration.

     (b) Upon the receipt of such Change of Control Notice or, if no Change of Control Notice is given, upon receipt of actual knowledge of a Change of Control, each Holder shall have the privilege, upon written notice (the "Declaration Notice") to the Company and the Indenture Trustee, of irrevocably declaring all Notes held by such Holder serving such Declaration Notice to become due and payable and thereupon such Notes shall become due and payable on the Change of Control Payment Date (as defined in paragraph (d) of this Section 5.5). Promptly upon receipt of a Declaration Notice from any Holder, the Indenture Trustee will provide a copy thereof to each other Holder. Not later than ten days prior to the Change of Control Payment Date, the Company will give written notice to each Holder that has given a Declaration Notice, which notice from the Company shall specify
(i) the Change of Control Payment Date, (ii) the principal and accrued interest applicable to the prepayment and (iii) the estimated premium equal to the Make-Whole Amount, if any (including a reasonably detailed computation of the Make-Whole Amount). Not later than two Business Days prior to the Change of Control Payment Date specified in such notice, the Company shall provide each Holder which has delivered a Declaration Notice written notice of the premium equal to the Make-Whole Amount, if any, payable in the Change of Control Payment
Date and whether or not any premium is payable, a reasonably detailed computation of the Make-Whole Amount. The Company covenants and agrees to prepay in full on the Change of Control Payment Date all Notes held by each Holder that has given a Declaration Notice to the Company; provided, however, that until the Change of Control described in a Change of Control Notice takes place, no Declaration Notice given in connection therewith shall be effective. In the event that (x) a Change of Control Notice is given to any Holder in respect of a Change of Control and such Holder fails to provide a Declaration Notice within 30 days after the date on which such Holder receives such Change of Control Notice or (y) no Change of Control Notice is given to a Holder in respect of a Change of Control and such Holder does not provide a Declaration Notice within 30 days after the date on which such Holder obtains actual knowledge of the Change of Control occurs, the Notes held by such Holder shall not become due and payable as a result of such Change of Control.

     (c)   All prepayments on the Notes pursuant to this Section
5.5 shall be made by the payment of the aggregate principal amount remaining unpaid on such Notes, accrued interest thereon to the date of such prepayment, and the premium, if any, equal to the Make-Whole Amount.

     (d) As used herein, the term "Change of Control" shall mean each and every issue, sale or other disposition of shares of stock of the Company which results in any Person or group of Persons acting in concert, other than (x) any member or members of the Smith Group, (y) any member or members of the Foothill Group or(z) the then current senior executive officers of the Company (unless in connection with such issue, sale or disposition of stock to any Person or Persons specified in clauses (x), (y) or (z) the Company ceases to have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934), beneficially owning or controlling, directly or indirectly, more than 50% (by number of votes) of the Voting Stock of the Company; the term "Smith Group" shall mean (i) the Smith Group members named in Section 1 of Annex II, (ii) the spouses, lineal descendants and spouses of the lineal descendants of the persons named in clause (i), and (iii) the estates or legal representatives of the persons named in clause (i) and (ii); and the term "Foothill Group" shall mean (i) the Foothill Group members named in Section 2 of Annex II, (ii) the spouses, lineal descendants and spouses of the lineal descendants of the persons named in clause (i), and (iii) the estates or legal representatives of the persons named in clause (i) and (ii); the term "Change of Control Date" shall mean any date upon which a Change of Control shall occur; and the term "Change of Control Payment Date" with respect to all Declaration Notices delivered with respect to any Change of Control, shall mean the first Business Day falling 45 days after the related Change of Control Date; and the term "lineal descendants" shall include all adopted children.

     Section 5.6. Application of Prepayments. All partial prepayments pursuant to Section 5.1 and Section 5.2 shall be applied on all outstanding Notes ratably in accordance with the unpaid principal amounts thereof.

Section 6. Events of Default and Remedies Therefor.

     Section 6.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" as such term is used herein:

            (a) Default shall occur in the payment of interest on any Note when the same shall have become due and such default shall continue for more than five days; or

            (b) Default shall occur in the making of any required prepayment on any of the Notes as provided in Section
5.1; or

            (c) Default shall occur in the making of any other payment of the principal of any Note or premium, if any, thereon at the expressed or any accelerated maturity date or at any date fixed for prepayment; or

            (d) Default shall be made in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Debt for Borrowed Money aggregating $1,000,000 or more (other than the Notes) of the Company or any Restricted Subsidiary and such default shall continue beyond the period of grace, if any, allowed with respect thereto; or

            (e) Default or the happening of any event shall occur under any indentures, agreements or other instruments under which any Debt for Borrowed Money aggregating $1,000,000 or more (other than the Notes) of the Company or any Restricted Subsidiary may be issued and such default or event shall continue beyond the period of grace, if any, allowed with respect thereto; or

            (f) Default shall occur in the observance or performance of any covenant or agreement contained in Section 4.1
(insofar as such covenant requires maintenance of corporate existence), Section 4.6 through Section 4.13 and Section 4.15 of the Note Agreement; or


            (g) Default shall occur in the observance or performance of any other provision of the Note Agreement, this Indenture or any Mortgage which is not remedied within 30 days after the earlier of (i) the day on which any Responsible Officer of the Company first obtains knowledge of such default, or (ii) the day on which written notice thereof is given to any Responsible Officer of the Company by the Indenture Trustee or any Holder; or

            (h) Any representation or warranty made by the Company herein, in any Mortgage or in the Note Agreement, or made by the Company in any written statement or certificate furnished by the Company in connection with the consummation of the issuance and delivery of the Notes or furnished by the Company pursuant hereto, is untrue in any material respect as of the date of the issuance or making thereof; or

            (i) Any representation or warranty made by any Restricted Subsidiary in the Guaranty Agreement, or made by any Restricted Subsidiary in any written statement or certificate furnished by any Restricted Subsidiary in connection with the consummation of the issuance and delivery of the Notes or furnished by any Restricted Subsidiary pursuant to the Guaranty Agreement, is untrue in any material respect as of the date of the issuance or making thereof; or

            (j) Final judgment or judgments for the payment of money aggregating in excess of $250,000 is or are outstanding against the Company or any Restricted Subsidiary or against any property or assets of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of 30 days from the date of its entry or, in any event, within 10 days of execution of any writ of attachment; or

            (k) A custodian, liquidator, trustee or receiver is appointed for the Company or any Restricted Subsidiary or for the major part of the property of either and is not discharged within 60 days after such appointment; or

            (l) The obligations of any Restricted Subsidiary contained in the Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, the determination by any governmental body or court that the Guaranty Agreement is invalid, void or unenforceable or any Restricted Subsidiary shall contest or deny in writing the validity or enforceability of the Guaranty Agreement; or

            (m) Any Lien and security interest purported to be granted by any Mortgage shall cease to be effective and enforceable or fail to be perfected, or any Mortgage shall cease to be in full force and effect for any reason whatsoever, including without limitation, the determination by any governmental body or court that any Mortgage is invalid, void or unenforceable, in each case, except with respect to tangible personal property not material to the operation of the affected Mortgaged Facility; or

            (n) The Company or any Restricted Subsidiary becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company or any Restricted Subsidiary applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company or such Restricted Subsidiary or for the major part of the property of either; or

            (o) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company or any Restricted Subsidiary and, if instituted against the Company or any Restricted Subsidiary, are consented to or are not dismissed within 60 days after such institution.

     Section 6.2. Notice of Default. When any Event of Default described in the foregoing Section 6.1 has occurred, or if any Holder or the holder of any other evidence of Debt for Borrowed Money of the Company gives any notice or takes any other action with respect to a claimed default, the Company agrees to give notice within five Business Days of such event to the Indenture Trustee.

     Section 6.3. Acceleration of Maturities. When any Event of Default described in paragraph (a), (b) or (c) of Section 6.1 has happened and is continuing, the Indenture Trustee may, and upon the written request of any Holder the Indenture Trustee shall, and when any Event of Default described in paragraphs (d) through
(m), inclusive, of said Section 6.1 has happened and is continuing, the Indenture Trustee may, and upon the written request of any Holder or Holders holding 25% or more of the principal amount of Notes at the time outstanding the Indenture Trustee shall, by notice to the Company, declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in paragraph (n) or
(o) of Section 6.1 has occurred, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. Upon the Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the Indenture Trustee the entire principal and interest accrued on the Notes and, to the extent not prohibited by applicable law, an amount as liquidated damages for the loss of the bargain evidenced hereby (and not as a penalty) equal to the Make-Whole Amount, determined as of the date on which the Notes shall so become due and payable. No course of dealing on the part of the Indenture Trustee or the Holder or Holders nor any delay or failure on the part of the Indenture Trustee to exercise any right shall operate as a waiver of such right or otherwise prejudice the Indenture Trustee's rights, powers and remedies. The Company further agrees, to the extent permitted by law, to pay to the Indenture Trustee and each Holder all reasonable costs and expenses incurred by it in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to the Indenture Trustee's or such Holder's attorneys for all services rendered in connection therewith.

     Section 6.4. Rescission of Acceleration.  The provisions of
Section 6.3 are subject to the condition that if the principal of and accrued interest on all or any outstanding Notes have been declared immediately due and payable by reason of the occurrence of any Event of Default described in paragraphs (a) through (m), inclusive, of Section 6.1, the Holders holding 51% in aggregate principal amount of the Notes then outstanding may direct the Indenture Trustee to, and the Indenture Trustee shall, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, provided that at the time such declaration is annulled and rescinded:

            (a) no judgment or decree has been entered for the payment of any monies due pursuant to the Notes, the Note
Agreement, the Guaranty Agreement or this Indenture;

            (b) all arrears of interest upon all the Notes and all other sums payable under the Notes, the Note Agreement, the Guaranty Agreement and this Indenture, (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under
Section 6.3) shall have been duly paid; and

            (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to
Section 6.1;

and provided further, that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereto.

     Section 6.5. Indenture Trustee's Rights. The Company agrees that when any Event of Default has occurred and is continuing, the Indenture Trustee may, in addition to the remedies set forth in Section 6.3 and its rights and remedies under the Mortgages, proceed to protect and enforce this Indenture and the Notes by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein, in the Notes, the Note Agreement, the Mortgages or the Guaranty Agreement contained or in execution or aid of any power herein or therein granted, or for the recovery of judgment for the Secured Indebtedness or for the enforcement of any other proper, legal or equitable remedy available under applicable law; it being expressly understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute.

     Section 6.6. Acceleration Clause. In case of any sale of the Collateral, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Indenture or the Mortgages, the principal of the Notes, if not previously due, and the interest accrued thereon and all other sums required to be paid by the Company pursuant to this Indenture, shall at once become and be immediately due and payable; also in the case of any such sale, the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use any Note or Notes and any claims for interest matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes including principal thereof and interest and premium, if any, thereon out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash.

     Section 6.7. Waiver by Company. To the extent now or at any time hereafter enforceable under applicable law, the Company covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of the Company acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Indenture, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

     Section 6.8. Effect of Sale. Any sale of the Collateral, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Company, and its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through the Company, and its successors or assigns.

     Section 6.9. Application of Sale and Other Proceeds. The purchase money proceeds and/or avails of any sale of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder, including, without limitation, any amounts received under and pursuant to the Guaranty Agreement, any Mortgage or this Indenture, shall be paid to and applied as follows:

           First, to the payment of costs and expenses of foreclosure or suit, if any, and of such sale, and of all proper expenses, liability and advances, including any unpaid ongoing fees for services of the Indenture Trustee and any reasonable legal expenses and attorneys' fees, incurred or made hereunder by the Indenture Trustee or the Holders and of all taxes, assessments or liens superior to the lien of these presents, except any taxes, assessments or other superior lien subject to which said sale may have been made;

           Second, to the payment of the whole amount then due, owing and unpaid upon the Notes for principal, interest and premium, if any; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Notes, then ratably according to the aggregate of such principal and the accrued and unpaid interest and premium, if any, with application on each Note to be made, first, to the unpaid interest thereof, second, to unpaid premium, if any, thereon, and third, to unpaid principal thereon; such application to be made upon presentation of the several Notes, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid; and

           Third, to the payment of the surplus, if any, to the Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

     Section 6.10. Discontinuance of Remedies. In case the Indenture Trustee shall have proceeded to enforce any right under this Indenture by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case the Company, the Indenture Trustee and the Holders shall be restored to their former positions and rights hereunder with respect to the property subject to the lien and security interest created under this Indenture.

     Section 6.11. Cumulative Remedies. No delay or omission of the Indenture Trustee or of any Holder to exercise any right or power arising from any default, shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Indenture Trustee or any Holder of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom, except as may be otherwise provided therein. No remedy hereunder is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the Secured Indebtedness operate to prejudice, waive or affect the security of this Indenture or any rights, powers or remedies hereunder, nor shall the Indenture Trustee or any Holder be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

Section 7. The Indenture Trustee.

     The Indenture Trustee accepts the trusts hereunder and agrees to perform the same, but only upon the terms and conditions hereof, including the following, all of which the Company and the respective Holders at any time outstanding by their acceptance thereof agree:

     Section 7.1. Duties of Indenture Trustee. The Indenture Trustee undertakes (i) except while an Event of Default actually known to the Indenture Trustee shall have occurred and be continuing, to perform such duties as are specifically set forth in this Indenture, and (ii) while an Event of Default actually known to the Indenture Trustee shall have occurred and be continuing, to exercise such of the rights and powers as are vested in it by this Indenture and to use the same degree of care and skill in their exercise as an ordinary prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Indenture Trustee, upon receipt of instruments furnished to the Indenture Trustee pursuant to the provisions of this Indenture, shall examine the same to determine whether or not such instruments conform to the requirements of this Indenture.

     Section 7.2. Indenture Trustee's Liability. No provision of this Indenture shall be construed to relieve the Indenture
Trustee from liability for its own negligent action, negligent failure to act, or its own willful misconduct, except that:

            (a) unless an Event of Default actually known to the Indenture Trustee shall have occurred and be continuing, the Indenture Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee but the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture; and

            (b) in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, Officer's Certificate, opinion of counsel, note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Indenture Trustee to be genuine and to have been signed, affixed or presented by the proper party or parties; and

            (c) in the absence of bad faith on the part of the Indenture Trustee, whenever the Indenture Trustee, or any of its agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officer's Certificate; provided, however, that the Indenture Trustee, or such agent, representative, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable; and

            (d) the Indenture Trustee may consult with counsel and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or opinion of counsel; and

            (e) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith and consistent with this Indenture in accordance with any direction or request of the Holders; and

            (f) the Indenture Trustee shall not be liable for any error of judgment made in good faith by an officer of the Indenture Trustee unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (g) the Indenture Trustee shall not be deemed to have knowledge of any Default or Event of Default unless and until an officer of the Corporate Trust Department of the Indenture Trustee who customarily handles corporate trusts shall have actual knowledge thereof or the Indenture Trustee shall have received written advice thereof from any Holder or from the Company pursuant to Section 6.2; and

            (h) whether or not an Event of Default shall have occurred, the Indenture Trustee shall not be under any obligation to take any action under this Indenture which may tend to involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it by the security afforded to it by the terms of this Indenture, unless and until it is requested in writing so to do by one or more Holders and furnished, from time to time as it may require, with reasonable security and indemnity; and

            (i) whether or not an Event of Default shall have occurred, whenever it is provided in this Indenture that the Indenture Trustee consent to any act or omission by any Person or that the Indenture Trustee exercise its discretion in any manner, the Indenture Trustee may (but need not) seek the written acquiescence of the Holders holding at least 51% in principal amount of the Notes then outstanding and, unless written evidence of such acquiescence has been received by the Indenture Trustee, it shall be fully justified in refusing so to consent or so to exercise its discretion, provided, however, that Holders holding 51% in principal amount of the Notes from time to time outstanding shall have the right, upon furnishing to the Indenture Trustee such indemnification as the Indenture Trustee shall reasonably request, by an instrument in writing delivered to the Indenture Trustee, to determine which of the remedies herein set forth shall be adopted and to direct the time, method and place of conducting all proceedings to be taken under the provisions of this Indenture for the enforcement thereof or of the Notes; provided, however, that the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee shall be advised by counsel that the action or proceedings so directed may not lawfully be taken or would be unjustly prejudicial to Holders not parties to such direction.

     The Indenture Trustee shall not be responsible for transmitting any moneys to the Holders pursuant to Section 2.2(b) unless moneys from or on behalf of the Company have actually been received by the Indenture Trustee in funds immediately available to the Indenture Trustee.

     Section 7.3. No Responsibility of Indenture Trustee for Recitals. The recitals and statements contained herein and in the Notes (except for the Indenture Trustee's certificate of authentication endorsed on the Notes) shall be taken as the recitals and statements of the Company, and the Indenture Trustee assumes no responsibility for the correctness of the same, nor shall the Indenture Trustee have any responsibility for or any liability with respect to any disclosure, warranty, representation or concealment or failure to disclose in connection with the offering, solicitation, sale or distribution of the Notes by the Company or by any other Person.

     The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, or of the Notes secured hereby, the security hereby or thereby afforded, the title of the Company to the Collateral or the descriptions thereof, or the filing or recording or registering of this Indenture or any other document.

     The Indenture Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions of this Indenture or of any property or Securities or the proceeds thereof which shall be released from the lien hereof in accordance with the provisions of this Indenture.

     Section 7.4. Compensation and Expenses of Trustees; Certain Limitations on Indenture Trustee's Rights to Compensation and Indemnification. The Company covenants to pay to the Indenture Trustee such compensation for their services hereunder and under the Mortgages as shall be agreed to by the Company and the Indenture Trustee, or, in the absence of such agreement, reasonable compensation therefor (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay, or reimburse, the Indenture Trustee for all reasonable expenses incurred hereunder including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Indenture Trustee may employ in connection with the exercise and performance of their powers and duties hereunder.

     The Company will also indemnify and save the Indenture Trustee, its agents, employees and representatives, harmless against any expenses (including reasonable attorneys' fees), liabilities and damages, not arising from its own willful misconduct or negligence, which it or any of them may incur in the exercise and performance of its rights, powers, trusts, duties and obligations hereunder.

     Except to the extent otherwise expressly provided in this Indenture and the Mortgages, the Indenture Trustee shall have no right against any Holder for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liabilities which it may incur in the exercise and performance of such powers and duties but on the contrary, shall look solely to the Company for such payment and indemnification, and it shall have no lien on or security interest in the Collateral as security for such compensation, expenses, disbursements and indemnification except to the extent provided for in Section 6.9.

     Section 7.5. Status of Moneys Received. (a) All moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but (except as herein otherwise provided with respect to the funds referred to in paragraph (b) of this Section 7.5) need not be segregated in any manner from any other moneys, except to the extent required by law, and shall be deposited by the Indenture Trustee in a trust account under such general conditions as may be prescribed by law in a state or national bank in good standing, organized under the laws of the United States of America or of any state thereof, having capital, surplus and undivided profits aggregating at least $200,000,000 and whose long-term debt is rated AA or better by Standard and Poor's Corporation or Aa or better by Moody's Investors Service, Inc. and the Indenture Trustee shall be under no liability for interest on any moneys received by it hereunder. The Indenture Trustee and any affiliated corporation may become the owner of any Secured Indebtedness and be interested in any financial transaction with the Company or any affiliated corporation, or the Indenture Trustee may act as depository or otherwise in respect to other Securities of the Company or any affiliated corporation with the same rights which it would have if not the Indenture Trustee to the extent permitted by the Trust Indenture Act of 1939, as amended.

     (b) The Indenture Trustee may, and at the direction of the Company shall, invest and reinvest any funds from time to time held by the Indenture Trustee in direct obligations of the United States of America or obligations for which the full faith and credit of the United States is pledged to provide for the payment of principal and interest, maturing not more than 90 days from the date of such investment. Upon any sale or payment of any investment, the proceeds thereof, plus any interest received by the Indenture Trustee thereon shall be held by the Indenture Trustee as part of the fund from which such investment was made for application as a part of such fund; provided, however, that in the event that an Event of Default shall have occurred and be continuing hereunder, such investment and reinvestment shall be at the direction of the Holders holding not less than 51% in aggregate principal amount of the Notes then outstanding. In the absence of any direction pursuant to this paragraph (b), the Indenture Trustee may hold such funds uninvested.

     Section 7.6. Resignation of Indenture Trustee. The Indenture Trustee may resign and be discharged from the trusts created hereby by delivering notice thereof, by first-class mail postage prepaid to the Company and all Holders, specifying a date (not earlier than 90 days after the date of such notice) when such resignation shall take effect.

     Such resignation shall take effect on the day specified in such notice, unless previously a successor Indenture Trustee shall have been appointed as provided in Sections 7.8 and 7.9, in which event such resignation shall take effect immediately upon the appointment of such successor Indenture Trustee; provided, however, that no such resignation shall be effective hereunder unless and until a successor Indenture Trustee shall have been appointed and shall have accepted such appointment as provided in Sections 7.8 and 7.9.

     Section 7.7. Removal of Indenture Trustee. The Indenture Trustee may be removed at any time, for or without cause, by an instrument or instruments in writing executed by the Holders holding not less than 51% in aggregate principal amount of the Notes (other than the Indenture Trustee) at the time outstanding and delivered to the Indenture Trustee with a copy to the Company, specifying the removal and the date when it shall take effect; provided, however, that no such removal shall be effective hereunder unless and until a successor Indenture Trustee shall have been appointed and shall have accepted such appointment as provided in Section 7.8 and 7.9.

     Section 7.8. Appointment of Successor Indenture Trustee. In case at any time the Indenture Trustee shall resign or be removed or become incapable of acting, a successor Indenture Trustee reasonably acceptable to the Company may be appointed by the Holders holding not less than 51% in aggregate principal amount of the Notes (other than the Indenture Trustee) at the time outstanding, by an instrument or instruments in writing executed by such Holders and filed with such successor Indenture Trustee and the Company.

     Until a successor Indenture Trustee shall be so appointed by the Holders, the Company shall appoint a successor Indenture Trustee to fill such vacancy, by an instrument in writing executed by the Company and delivered to the successor Indenture Trustee. If all or substantially all of the Collateral shall be in the possession of one or more receivers, trustees, liquidators or assignees for the benefit of creditors, then such receivers, trustees, custodians, liquidators or assignees may, by an instrument in writing delivered to the successor Indenture Trustee, appoint a successor Indenture Trustee. Promptly after any such appointment, the Company, or any such receivers, trustees, custodians, liquidators or assignees, as the case may be, shall give notice thereof by first class mail postage prepaid to each Holder.

     Any successor Indenture Trustee so appointed by the Company, or such receivers, trustees, custodians, liquidators or assignees, shall immediately and without further act be superseded by a successor Indenture Trustee appointed by the Holders holding not less than 51% in aggregate principal amount of the Notes then outstanding (other than the Indenture Trustee).

     If a successor Indenture Trustee shall not be appointed pursuant to this Section 7.8 within sixty days after the resignation or removal of the retiring Indenture Trustee, any Holder or such retiring Indenture Trustee (unless the retiring Indenture Trustee is being removed) may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee, and such court may thereupon, after such notice, if any, as it may consider proper, appoint a successor Indenture Trustee.

     Section 7.9. Succession of Successor Indenture Trustee. Any successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without any further act, deed, conveyance or transfer, shall become vested with the title to the Collateral, and with all the rights, powers, trusts, duties and obligations of the predecessor Indenture Trustee in the trust hereunder, with like effect as if originally named as Indenture Trustee herein.

     Upon the request of any such successor Indenture Trustee, however, the Company and the predecessor Indenture Trustee shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Indenture Trustee its interest in the Collateral and all such rights, powers, trusts, duties and obligations of the predecessor Indenture Trustee hereunder, and the predecessor Indenture Trustee shall also assign and deliver to the successor Indenture Trustee any property subject to the lien of this Indenture which may then be in its possession.

     Section 7.10. Eligibility of Indenture Trustee. The Indenture Trustee shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or of any state thereof, having a capital, surplus and undivided profits aggregating at least $200,000,000 and whose long-term debt is rated AA or better by Standard & Poor's Corporation or Aa or better by Moody's Investors Service, Inc., if there be such a bank or trust company willing and able to accept such trust upon reasonable and customary terms.

     For purposes of the foregoing, so long as (i) an absolute and unconditional parent guarantee of the corporate parent of the Indenture Trustee (which corporate parent is organized under the laws of the United States or any state thereof) substantially in the form attached hereto as Annex III shall be in full force and effect with respect to all obligations of the Indenture Trustee under this Indenture and (ii) an opinion in scope, form and substance reasonably satisfactory to the beneficiaries of such parent guarantee shall have been provided by counsel for the corporate parent of the Indenture Trustee (which counsel shall be satisfactory to the Company and the holders of the Notes) on the date of execution and delivery of the parent guarantee referred to in clause (i) above, the "capital, surplus and undivided profits" requirement set forth above with respect to the Indenture Trustee shall be satisfied if the tangible net worth (or combined capital and surplus if such guarantor is a bank) of such corporate parent is at least $200,000,000.

     In case the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 7.6.

     Section 7.11. Successor Indenture Trustee by Merger. Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Indenture Trustee as a whole or substantially as a whole, if eligible as provided in Section 7.10, shall be the successor of the Indenture Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

     Section 7.12. Co-Trustees. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Company and the Indenture Trustee jointly shall have power and shall execute and deliver all instruments, to appoint one or more persons approved by the Indenture Trustee, to act as co-trustee, or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such person or persons in such capacity, such interest in the Collateral or any part thereof, and such rights, powers, duties, trusts or obligations as the Company and the Indenture Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Indenture Trustee alone shall have power to make such appointment.

Section 8. Supplements; Waivers; Consents.

     Section 8.1. Supplemental Indentures without Holder Consent. The Company and the Indenture Trustee from time to time and at any time, subject to the restrictions in this Indenture contained, may enter into an indenture or indentures supplemental hereto, which thereafter shall form a part hereof, for any one or more or all of the following purposes:

            (a) to subject to the lien of this Indenture additional property hereafter acquired by the Company and intended to be subjected to the lien of this Indenture and to correct and amplify the description of any property subject to the lien of this Indenture; and

            (b) to permit the qualification of this Indenture under the Trust Indenture Act of 1939, as amended, or any similar Federal statute hereafter in effect, except that nothing herein contained shall permit or authorize the inclusion of the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939 or any corresponding provision in any similar Federal statute hereafter in effect;

and the Company covenants to perform all requirements of any such supplemental indenture. No restriction or obligation imposed upon the Company may, except as otherwise provided in this Indenture, be waived or modified by any such supplemental indenture.

     Section 8.2. Waivers and Consents by Holders; Supplemental Indentures with Holders' Consent. Upon the waiver or consent of the Holders holding at least 51% in aggregate principal amount of the Notes then outstanding (a) the Company may take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any indenture supplemental hereto, or (b) the Company and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding, changing or eliminating any provisions of this Indenture or of any indenture supplemental hereto or modifying in any manner the rights and obligations of the Holders and the Company; provided, however, that no such waiver or supplemental indenture shall (i) impair or affect the right of any Holder to receive payments or prepayments of the principal of and payments of the interest and premium, if any, on its Note, in the amount and at the time, place, currency therein provided and as otherwise therein and herein provided, without the consent of such Holder, (ii) permit the creation of any lien with respect to any of the Collateral, without the consent of the Holders holding all the Notes at the time outstanding, (iii) subject to Section 4.2, effect the deprivation of any Holder of the benefit of the lien of this Indenture upon all or any part of the Collateral without the consent of such Holder,
(iv) change the aforesaid percentage of the aggregate principal amount of Notes, the Holders of which are required to consent to any such waiver or supplemental indenture pursuant to this
Section 8.2, without the consent of the Holders of all of the Notes at the time outstanding, (v) modify the rights, duties or immunities of the Indenture Trustee without the consent of the Indenture Trustee and the Holders holding all of the Notes at the time outstanding, or (vi) amend the provisions of Section 6 or the definition of Make-Whole Amount contained herein, without the consent of the Holders of all of the Notes at the time outstanding.

     Section 8.3. Solicitation of Holders. So long as there are any Notes outstanding, the Company will not solicit, request or negotiate for or with respect to any proposed waiver or supplement of any of the provisions of this Indenture, the Notes, the Note Agreement or the Mortgages unless each Holder (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Holder as consideration for or as an inducement to entering into by any Holder of any waiver or supplement of any of the terms and provisions of this Indenture, the Notes, the Note Agreement or the Mortgages unless such remuneration is concurrently offered, on the same terms, ratably to all Holders.

     Section 8.4. Effect of Supplement or Waiver. Any such supplement or waiver shall apply equally to all of the Holders and shall be binding upon them, upon each future Holder and upon the Company, whether or not any Note shall have been marked to indicate such supplement or waiver. No such supplement or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

     Section 8.5. Notice of Supplements. Promptly after the execution by the Company and the Indenture Trustee of any supplemental indenture or agreement pursuant to the provisions of Sections 8.1 or 8.2, the Indenture Trustee shall give written notice, setting forth in general terms the substance of such supplemental indenture or agreement, together with a conformed copy thereof, mailed first-class postage prepaid, to each Holder at its address set forth in the Register. Any failure of the Indenture Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or agreement.

     Section 8.6. Opinion of Counsel Conclusive as to Supplements. The Indenture Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture or agreement authorized or permitted by the terms of this Indenture and to make the further agreements and stipulations which may be therein contained, and the Indenture Trustee may receive an opinion of counsel selected by the Indenture Trustee (which may be independent counsel for the Company) as conclusive evidence that any supplemental indenture or agreement executed pursuant to the provisions of this Section 8 complies with the requirements of this Section 8.

Section 9. Miscellaneous.

     Section 9.1. Successors and Assigns. Whenever any of the parties hereto is referred to such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Indenture contained by or on behalf of the Company or by or on behalf of the Indenture
Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

     Section 9.2. Severability. Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.3. Communications. All communications provided for herein shall be in writing, delivered or mailed by registered or certified mail, or by overnight air courier or transmitted by telefacsimile communication; provided, however, that a notice by mail or overnight air courier shall only be effective if delivered at a street address designated below and a notice by telefacsimile communication shall only be effective if made by confirmed transmission at the telephone number designated below and promptly followed by the delivery of such notice by registered or certified mail or overnight air courier:

If to the Company:               Care Enterprises, Inc.
                                 2742 Dow Avenue
                                 Tustin, California  92680
                                 Attention:  Chief
                                   Financial Officer

                                 Telefacsimile number:
                                    (714)  544-4443  ext. 2701
                                 Telephone number:
                                    (714)  544-4443

If to the Indenture Trustee:     State Street Bank and Trust
                                    Company of Connecticut,
                                    National Association
                                 750 Main Street
                                 Suite 1114
                                 Hartford, Connecticut  06103
                                 Attention:  Corporate Trust
                                             Department
                                 Telefacsimile number:
                                    (203) 244-1899
                                 Telephone number:
                                    (203) 244-1800

or to the Company or the Indenture Trustee at such other address as the Company or the Indenture Trustee may designate by notice duly given in accordance with this Section 9.3 to the other. Communications to any Holder shall be given in accordance with the instructions set forth in Section 7.4 of the Note Agreement.

     Section 9.4. Release. The Indenture Trustee shall release this Indenture and the lien and security granted hereby by proper instrument or instruments upon presentation of satisfactory evidence that all Secured Indebtedness has been indefeasibly fully paid or discharged.

     Section 9.5. Counterparts. This Indenture may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Indenture.

     Section 9.6. Governing Law. This Indenture and the Notes shall be construed in accordance with and governed by the laws of the State of New York.

     Section 9.7. Submission to Jurisdiction. The Company hereby consents to the jurisdiction of any state or Federal court located within the County of New York, State of New York, and irrevocably agrees that all actions or proceedings relating to this Agreement or the Notes may be litigated in such courts, and the Company waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court, and consents that all service of process may be made by certified mail or messenger directed to it at the address of the Company set forth in Section 5.4 or to its agent referred to below at such agent's address set forth below and that service so made shall be deemed to be completed upon the earlier of actual receipt or the date identified on the return receipt for the certified mailing to the Company's or such agent's address, as the case may be, in accordance herewith. The Company hereby irrevocably appoints CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York 10019, as its agent for the purpose of accepting service of any process within the State of New York. Nothing contained in this section shall affect the right of any holder of Notes to serve legal process in any other manner permitted by law or to bring any action or proceeding in the courts of any jurisdiction against the Company or to enforce a judgment obtained in the courts of any other jurisdiction.

     Section 9.8. Headings. Any headings or captions preceding the text of the several sections hereof are intended solely for convenience of reference and shall not constitute a part of this Indenture nor shall they affect its meaning, construction or effect.

     Section 9.9. Effective Date. This Indenture is dated for convenience of reference as of December 15, 1993, but was actually executed and delivered by the Company and the Indenture
Trustee on the dates indicated in the following acknowledgments.

     In Witness Whereof, the Company has caused this Indenture to be executed on its behalf; and the Indenture Trustee in evidence of its acceptance of the trusts hereby created, has caused this Indenture to be executed on its behalf.


                                   CARE ENTERPRISES, INC.

                                   By /s/ GARY L. MASSIMINO
                                   Its Executive Vice President


                                   State Street Bank and Trust
                                     Company of Connecticut,
                                     National Association

                                   By /s/ W. Jeffrey Kramer
                                   Its Assistant Vice President
                                         as Indenture Trustee